UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 26, 2005


                      Commission file number: 33-131110-NY

                               4net Software, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                                   22-1895668
 ------------------------------                   ------------------
 State or other jurisdiction of                    (I.R.S. Employer
 incorporation or organization                    Identification No.)


              100 Mill Plain Road, Danbury  Connecticut    06811
             -----------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)


                                 (203) 791-3872
               --------------------------------------------------
               (Registrant's telephone number including area code)

Section 3  Securities and Trading Markets

Item 3.02  Unregistered Sales of Equity Securities.

     On September 13, 2005, 4net Software, Inc. (the "Company") entered into a Stock Purchase Agreement (the "Agreement") with RAM Capital Management Trust I ("RAM Capital"). Pursuant to the Agreement, the Company agreed to sell RAM Capital 200,000 restricted shares of the Company's common stock, $.00001 par value (the "Shares"), at a purchase price of $.15 per share. On September 26, 2005, the Company received RAM Capital's check in the amount of $30,000 as payment of the purchase price for the Shares pursuant to the Agreement. A copy of the Agreement is attached hereto as Exhibit 10.16.

     The Shares are restricted securities and were issued by the Company in a private transaction pursuant to Section 4(2) of the Securities Act of 1933.


Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

          (c) Exhibits.

              The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit       Description
-------       -----------
10.16         Stock Purchase Agreement, dated September 13, 2005, between
              4net Software, Inc. and RAM Capital Management Trust I.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, 4net Software, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 28, 2005

                                           4net Software, Inc.
                                              (Registrant)


                                       By: /s/ STEVEN N. BRONSON
                                           ----------------------------
                                           Steven N. Bronson,
                                           CEO and President